                                                                 EXHIBIT 10.22
                                                                 -------------

                      THIRD AMENDMENT TO WARRANT AGREEMENT


         THIS THIRD AMENDMENT TO WARRANT AGREEMENT (the "Amendment") is made and entered into as of the 17th day of December, 1997 between UNCLE B'S BAKERY, INC., an Iowa corporation (the "Issuer"), and CREDITANSTALT-BANKVEREIN, an Austrian banking corporation ("Creditanstalt").

                              W I T N E S S E T H:

         WHEREAS, pursuant to Loan and Security Agreement dated as of July 12, 1995 between the Issuer and Creditanstalt Corporate Finance, Inc. ("CFI") (the Loan Agreement"), CFI made a loan to the Issuer upon the terms set forth in the Loan Agreement; and

         WHEREAS, in order to induce CFI to structure and provide the loan pursuant to the Loan Agreement, the Issuer executed and delivered a Warrant Agreement dated as of July 12, 1995 (as amended by the First Amendment (as defined below) and the Second Amendment (as defined below) and as may be amended, supplemented or otherwise modified from time to time (the "Warrant Agreement")) and issued to CFI Series A Warrants to purchase 215,000 shares of Common Stock or Convertible Preferred Stock of the Issuer, which warrants were later transferred by CFI to Creditanstalt American Corporation ("CAC"), an affiliate of CFI; and

         WHEREAS, on October 28, 1996, the Issuer and CFI entered into a Waiver and First Amendment to Loan and Security Agreement which modified certain definitions and covenants and waived certain defaults, and on November 15, 1996, the Issuer and CFI entered into a Second Amendment to Loan and Security Agreement (the "Second Loan Agreement Amendment") to provide for the loan of additional funds; and

         WHEREAS, on August 25, 1997, the Issuer and CFI entered into a Waiver and Third Amendment to Loan and Security Agreement (the "Third Loan Agreement Amendment") which modified certain definitions and covenants and waived certain defaults; and

         WHEREAS, in connection with and to induce CFI to enter into the Second Loan Agreement Amendment, the Issuer amended the Warrant Agreement on November 15, 1996 (the "First Amendment") and issued to CAC Series B Warrants to purchase 205,000 shares of Common Stock or Convertible Preferred Stock of the Issuer; and

         WHEREAS, also on November 15, 1996, Creditanstalt made an equity investment in 111,111 shares of Common Stock of the Issuer; and

         WHEREAS, in connection with the Third Loan Agreement Amendment, the Issuer agreed to substitute Creditanstalt as the Warrant Holder of the Series A Warrants and the Series B Warrants, and to amend the Warrant Agreement, in order to provide for the issuance of additional warrants to Creditanstalt and make certain other changes set forth herein; and

        WHEREAS, the Issuer and CFI wish to enter into a Waiver and Fourth Amendment to Loan and Security Agreement and an Overadvance Agreement each dated as of December 17, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fourth Loan Agreement Amendment"); and

         WHEREAS, in connection with and to induce CFI to enter into the Fourth Loan Agreement Amendment, the Issuer has agreed to reduce the Exercise Price of the Warrants from $0.55 per Warrant to $0.01 per Warrant.

         NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Warrant Agreement.

         2. AMENDMENT OF DEFINITION OF "EXEMPTED SECURITIES." The term "Exempted Securities", as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

                           "EXEMPTED SECURITIES" shall mean (A) Warrant Shares,
                  (B) shares of the Issuer's capital stock issued as a stock dividend described in subsection 12(b), (C) options and warrants granted as of the date hereof to purchase up to 1,010,200 shares of Common Stock of the Issuer and shares of Common Stock issuable upon exercise of such options and warrants, (D) up to 750,000 shares of Issuer's Common Stock to be sold to an Employee Stock Ownership Plan to be established by Issuer at a purchase price not less than the fair market value of such shares as determined in accordance with the applicable provisions of the Internal Revenue Code of 1986, as amended, or the regulations promulgated thereunder, (E) employee options granted after the date hereof at not less than Current Market Price Per Share to purchase up to 388,600 shares of Common Stock and shares of Common Stock issuable upon the exercise of such options, and (F) shares of Common Stock issued as compensation under agreements with Cybus Capital Markets, L.C. or The Scotland Group, Inc. or other consultants or investment banking firms retained by Issuer and approved by Creditanstalt; provided, that (i) any shares of Common Stock shall be issued at a price not less than the price which would be the Current Market Price Per Share of the Company's Common Stock on the applicable date under such agreement, if the definition of Current Market Price Per Share used the price on the immediately preceding one (1) trading day rather than a 20-day average, (ii) any warrants to purchase Common Stock may have an exercise price to be determined by Issuer but not less than $.01 per share of Common Stock, and (iii) any shares of Common Stock issued pursuant to the exercise of warrants shall be issued for not less than the exercise price then in effect under such warrants. The limits in clauses (A) through (F) shall be proportionately adjusted for dividends and other distributions payable in and for subdivisions and combinations of shares of Common Stock.

         3. AMENDMENT OF DEFINITION OF "EXERCISE PRICE". The term "Exercise Price", as set forth in Section 1 of the Warrant Agreement, is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

                           "EXERCISE PRICE" shall mean the exercise price of a
                  Warrant, which shall be $0.01 per Warrant.

         4. Exhibit A. The Warrant Agreement is hereby further amended by deleting Exhibits A-1, A-2 and A-3 in their entirety and substituting in lieu thereof new Exhibits A-1, A-2 and A-3 in the forms attached hereto as Exhibits A-1, A-2 and A-3.

         5. ISSUANCE AND REGISTRATION OF WARRANTS. The Issuer hereby agrees to issue and deliver to Creditanstalt or, at the option of Creditanstalt, an Affiliate thereof, new Warrant Certificates evidencing the outstanding Warrants as hereby amended. Upon receipt of such new Warrant Certificates, Creditanstalt shall deliver to the Issuer for cancellation the old Warrant Certificates. On the date hereof, the Issuer shall register the new Warrant Certificates in the Warrant Register in the name of Creditanstalt or an Affiliate thereof as the case may be.

     6. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES.

     (a) Issuer hereby reaffirms each and every representation and warranty heretofore made under or in connection with the execution and delivery of the Warrant Agreement (including, without limitation, those representations and Warranties set forth in Section 2 of the Warrant Agreement), as such representations and warranties are amended in Sections 5(b) and 5(c) of this Amendment, as fully as though such representations and warranties have been made on the date hereof and with specific reference to this Amendment.

     (b) The Issuer has authorized capital stock consisting of (i) 40,000,000 Class A shares, par value $0.01 per share, of which, as of December 17, 1997, 3,656,258 shares are issued and outstanding; (ii) 8,295,000 Class B shares, par value $0.01 per share, no shares of which are issued and outstanding; (iii) 215,000 shares of Class B, Series 1 Convertible Preferred Stock, $0.01 par value, no shares of which are issued and outstanding; (iv) 420,000 shares of Class B, Series 2 Preferred Stock, $0.01 par value, no shares of which are issued and outstanding; and (v) 1,070,000 shares of Class B, Series 3 Preferred Stock, $0.01 par value, no shares of which are issued and outstanding. Except as set forth on Schedule I hereto, there are no outstanding options, warrants, subscriptions, rights, convertible or exchangeable securities or other agreements or plans under which the Issuer may be or become obligated to issue, sell or transfer shares of its capital stock or other securities. The Convertible Preferred Stock has no voting rights, except as required by law, and is convertible on a share-for-share basis into Common Stock of the Issuer. To the Issuer's best knowledge, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Issuer or any Subsidiary, other than the Voting Agreement between William T. Rose, Jr. and William T. Rose, Sr. dated August 14, 1993, the provisions of Section 9(c) of the Warrant Agreement, and the provisions of
Section 3 of the Subscription Agreement dated November 15, 1996 between the Issuer and Creditanstalt.

     (c) Item 4 of Schedule II to the Warrant Agreement is amended to read as follows: Warrant Agreement dated July 12, 1995 by and between Uncle B's Bakery, Inc. and Creditanstalt Corporate Finance, Inc., as amended by the First Amendment to Warrant Agreement, Second Amendment to Warrant Agreement, and Third Amendment to Warrant Agreement.

         7. EFFECT OF AMENDMENT. Except as expressly set forth hereinabove, the Warrant Agreement shall remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Issuer to Creditanstalt, and Issuer hereby restates, ratifies and reaffirms each and every term and condition set forth in the Warrant Agreement, as amended hereby, effective as of the date hereof. This Amendment shall not entitle Creditanstalt to any increase in the number of Warrants by reason of Section 12 of the Warrant Agreement.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         10. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substance and meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto evidenced hereby.

         11. FURTHER ASSURANCES. Issuer agrees to take such further action as Creditanstalt shall reasonably request in connection herewith evidencing the Amendment herein contained to the Warrant Agreement.

         12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers, effective as of the date and year first above written.


                             "Issuer"

                             UNCLE B'S BAKERY, INC.


                             By: /s/ William T. Rose, Jr.
                                ----------------------------------
                             Name: William T. Rose, Jr.
                             Title: CEO

                             Attest: /s/ Wm. Howard McClennan, Jr.
                                    ------------------------------
                             Name: Wm. Howard McClennan, Jr.
                             Title: Corporate Secretary & CFO


                            "Creditanstalt"

                            CREDITANSTALT-BANKVEREIN


                             By: /s/ Robert M. Biringer
                                ----------------------------------
                             Name: Robert M. Biringer
                             Title: Executive Vice President

                             By: /s/ Scott Kray
                                ----------------------------------
                             Name: Scott Kray
                             Title: Vice President

                                                                    EXHIBIT A-1

                      FORM OF SERIES A WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES A WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                              Certificate No. A-______
                                                                [Date]


                          EXERCISABLE ONLY ON OR BEFORE
                                  July 12, 2005

                               Warrant Certificate

         This Series A Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 215,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on July 12, 2005 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.01 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Issuer

                                     A-1-1
at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

         No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

         The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

         Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                                     A-1-2

         This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

         IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers.


ATTEST:                                     UNCLE B'S BAKERY, INC.

                                               By:
---------------------------                    ---------------------------
________________, Secretary                    ________________, President


[CORPORATE SEAL]

                                     A-1-3

                                                            ANNEX to Form
                                                            of Series A Warrant
                                                            Certificate

                          FORM OF ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_______________________ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ________________ whose address is ____________________ and that such certificate be delivered to __________________ whose address is _____________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _______________ whose address is _______________ and that such Warrant Certificate be delivered to ____________________ whose address is ____________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock


                                     A-1-4

                                                  ANNEX to Form
                                                  of Series A Warrant
                                                  Certificate

                          FORM OF NOTICE OF CONVERSION

                   (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ____ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ______________ whose address is ______________________ and that such certificate be delivered to ______________ whose address is _______________. If said number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ___________________ whose address is _______________ and that such Warrant
Certificate be delivered to __________________ whose address is
________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock


                                     A-1-5

                                                                  EXHIBIT A-2

                      FORM OF SERIES B WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES B WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                                     Certificate No. B-_____
                                                                      [Date]


                          EXERCISABLE ONLY ON OR BEFORE
                                November 15, 2006

                          Series B Warrant Certificate

         This Series B Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 205,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on November 15, 2006 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.01 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price

                                     A-2-1
at the office of the Issuer at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

         No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

         The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

         Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                                     A-2-2

         This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

         IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers.


ATTEST:                                     UNCLE B'S BAKERY, INC.


                                            By:
----------------------------                   -----------------------------
________________, Secretary                 ________________, President


[CORPORATE SEAL]


                                     A-2-3

                                                        ANNEX to Form
                                                        of Series B Warrant
                                                        Certificate

                          FORM OF ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_____ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ____________________ whose address is _______________________ and that such certificate be delivered to ___________________ whose address is _______________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _______________________ whose address is ________________________ and that such Warrant Certificate be delivered to
_________________________ whose address is ________________________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock

                                     A-2-4

                                                           ANNEX to Form
                                                           of Series B Warrant
                                                           Certificate

                          FORM OF NOTICE OF CONVERSION

                   (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into _______ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ______________ whose address is ____________________ and that such certificate be delivered to _____________ whose address is ________________. If said number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of _____________ whose address is ______________ and that such Warrant Certificate be delivered to _____________ whose address is ______________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock


                                     A-2-5

                                                                 EXHIBIT A-3

                      FORM OF SERIES C WARRANT CERTIFICATE

THE WARRANTS AND SHARES REPRESENTED BY THIS SERIES C WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JULY 12, 1995, (AS AMENDED) BETWEEN THE ISSUER AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN MANDATORY REDEMPTION AND EXCHANGE RIGHTS MORE FULLY SET FORTH IN THE WARRANT AGREEMENT.

                                                    Certificate No. C-_____
                                                                      [Date]


                          EXERCISABLE ONLY ON OR BEFORE
                                 August 22, 2007

                          Series C Warrant Certificate

         This Series C Warrant Certificate (this "Warrant Certificate") certifies that Creditanstalt-Bankverein ("Creditanstalt"), or registered assigns, is the registered holder of 650,000 Warrants (the "Warrants") to purchase Common Stock or Convertible Preferred Stock of Uncle B's Bakery, Inc., an Iowa corporation (the "Issuer"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Issuer before 5:00 P.M., New York time, on August 22, 2007 (the "Expiration Date"), one (1) fully paid and nonassessable share of the Common Stock or Convertible Preferred Stock of the Issuer (the "Warrant Shares") in the percentages and to the extent set forth in the Warrant Agreement, at a price (the "Exercise Price") of $0.01 per Warrant payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price

                                     A-3-1
at the office of the Issuer at 441 Dubuque Street, Ellsworth, Iowa 50075, or such other address as the Issuer may specify in writing to the registered holder of Warrants evidenced hereby (the "Warrant Office"). In lieu of exercising Warrants pursuant to the immediately preceding sentence, the Warrant holder shall have the right to require the Issuer to convert the Warrants, in whole or in part and at any time or times, into Warrant Shares, by surrendering to the Issuer the Warrant Certificate evidencing the Warrants to be converted, accompanied by the annexed Form of Notice of Conversion which has been duly completed and signed. The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement. In no event shall this Warrant be exercisable for shares of Common Stock or Convertible Preferred Stock which, when aggregated with all other capital stock of the Issuer (other than shares of Non-Attributable Stock) then held or previously held by or currently issuable without restriction to Creditanstalt or its Affiliates would, upon issuance, represent in excess of 24.99% of the Equity of the Issuer (defined in the Warrant Agreement) unless such shares, when issued, would constitute Non-Attributable Stock (as defined in the Warrant Agreement).

         No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after 5:00 P.M., New York time, on the Expiration Date.

         The Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owners thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof and for all other purposes, and the Issuer shall not be affected by any notice to the contrary.

         Warrant Certificates, when surrendered at the office of the Issuer at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                                     A-3-2

         This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of July 12, 1995, (as amended) between the Issuer and Creditanstalt Corporate Finance, Inc. Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Issuer and the holders.

         IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized officers.


ATTEST:                                     UNCLE B'S BAKERY, INC.

                                             By:
---------------------------                     ----------------------
________________, Secretary                     ________________, President


[CORPORATE SEAL]

                                     A-3-3

                                                        ANNEX to Form
                                                        of Series C Warrant
                                                        Certificate

                          FORM OF ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____ Warrant Shares* and herewith tenders payment for such Warrant Shares to the order of the Issuer in the amount of $_______ in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________________ whose address is ____________________ and that such certificate be delivered to ___________________ whose address is ______________________. If said number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ______________________ whose address is ______________________ and that such Warrant Certificate be delivered to
________________________ whose address is _________________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock


                                     A-3-4

                                                          ANNEX to Form
                                                          of Series C Warrant
                                                          Certificate

                          FORM OF NOTICE OF CONVERSION

                   (To be executed upon conversion of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to convert Warrants represented hereby into ____ Warrant Shares* in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ________________ whose address is __________________________ and that such certificate be delivered to _______________ whose address is _________________. If said number of Warrant Shares is less than all of the Warrant Shares obtainable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of________________ whose address is _________________ and that such Warrant Certificate be delivered to ____________________ whose address is
__________________________________.


Signature:


------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


Date:_____________


*        Consisting of:

                  _____ shares of Common Stock

                  _____ shares of Convertible Preferred Stock


                                     A-3-5

                                   SCHEDULE I

      OUTSTANDING OPTIONS, WARRANTS, SUBSCRIPTIONS, RIGHTS, CONVERTIBLE OR EXCHANGEABLE SECURITIES OR OTHER AGREEMENTS OF PLANS UNDER WHICH ISSUER MAY BE OR BECOME OBLIGATED TO ISSUE, SELL OR TRANSFER SHARES OF CAPITAL STOCK OR OTHER
                                   SECURITIES